                                                                     EXHIBIT 24





                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 1999.




                                                     /s/ ROBERT D. KEMP, JR.
                                                     ---------------------------
                                                         Robert D. Kemp, Jr.

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of March, 1999.




                                                  /s/ WILLIAM F. PICKARD
                                                  ------------------------------
                                                      William F. Pickard

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 1999.




                                                    /s/ WILLIAM MCBRIDE III
                                                    ----------------------------
                                                        William McBride III

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of February, 1999.




                                                  /s/ RICHARD T. WALSH
                                                  ------------------------------
                                                      Richard T. Walsh